Exhibit 99.1

 Citi Basic Materials Conference   November 28, 2017

 Safe Harbor Statement  1  Statements in this presentation that are not historical are forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements, which are subject to known and unknown risks, uncertainties and assumptions about us, may include projections of our future financial performance based on our growth strategies and anticipated trends in our business. These statements are only predictions based on our current expectations and projections about future events. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements. These and other risk factors are discussed in the company's filings with the Securities and Exchange Commission (SEC), including those under the heading entitled “Risk Factors" in our Form 10-Q for the period ended September 30, 2017 and our Annual Report on Form 10-K for the year ended December 31, 2016. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for our management to predict all risks and uncertainties, nor can management assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Although we believe the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, level of activity, performance or achievements. Moreover, neither we nor any other person assumes responsibility for the accuracy or completeness of any of these forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. Unless otherwise required by applicable laws, we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information or future developments.This presentation contains certain non-U.S. GAAP financial terms that we use in the management of our business, including EBITDA, adjusted EBITDA, adjusted EBITDA margin, free cash flow and adjusted earnings per diluted share. Reconciliations to their nearest U.S. GAAP terms are provided in the Appendix of this presentation.

 Strong Performance - Strategically, Financially and Operationally    3Q17 TiO2: Revenue +28%, Adj. EBITDA +79%, Adj EBITDA margin 31%; FCF $120m    Sale of Alkali Chemicals for $1.325 billion    Refinancing lowered cost of debt, extended maturities, increased liquidity, provided additional pay down flexibility     Shareholder approval received to issue 37.58 million Class A Shares to Cristal     Cristal TiO2 acquisition integration planning proceeding on schedule  2    Increased TROX liquidity from secondary offering of 22.425m shares by Exxaro

Tronox-Cristal Investment Highlights

1 Creates Largest Global TiO_2 Producer

- Largest TiO_2 production base with ~18% of industry capacity in 2016
- Global footprint with 11 TiO_2 plants and 8 mineral sands facilities on 6 continents
- Increased exposure to faster-growing emerging markets

2 Most Vertically Integrated

- Large scale assets with highly competitive cost position
- Intend to be ~85% vertically integrated on net-TiO_2 basis
- Full utilization of mineral sands assets across cycles

3 Multiple Levers to Grow Shareholder Value

- $100m synergies in year 1 and $200m in year 3 expected
- Unlocking incremental TiO_2 volumes from operational efficiencies in tight supply-demand market
- Cash flow generation expected to lead to rapid deleveraging and cash deployment opportunities

TRONOX
3

Global Footprint



Ashtabula 1 & 2
USA
Capacity: 245 kMT
Stallingborough
UK
Capacity: 165 kMT
Botlek
the Netherlands
Capacity: 90 kMT
Thann
France
Capacity: 32 kMT
Fuzhou
China
Capacity: 46 kMT
Stamford
USA
Corporate Offices
Hamilton
USA
Capacity: 225 kMT
Snapper
Australia
Yanbu
KSA
Capacity: 200 kMT
Ginkgo
Australia
Jazan(1)
KSA
Namakwa Sands
South Africa
Paraiba
Brazil
KZN Sands
South Africa
Bunbury
Australia
Capacity: 110 kMT
Salvador, Bahia
Brazil
Capacity: 60 kMT
Cooljarloo
Australia
Chandala(2)
Australia
Kwinana
Australia
Capacity: 150 kMT
Wonnerup
Australia
Tronox
Tronox Corporate
Pigment
Mineral Sands
Cristal
Pigment
Mineral Sands

(1) *Tronox negotiating an option to acquire Cristal's Jazan slagger*
(2) *Represents a mineral processing plant and not a mine*

TRONOX 4

Benefits of Integration

Mineral Sands Can Maintain Consistently High Operating Rates	• Guaranteed demand from 11 TiO_2 pigment plants enables smelting operations to run at consistently high utilization rates and at low cost • Low-cost position generates strong cash flow with reduced volatility • No longer subject to demand volatility across the cycle; merchant feedstock suppliers have historically operated at lower utilization rates during cycle downturns
Optimizing Feedstocks and Grades	• Ore bodies within a mine can be targeted to deliver specific feedstock and co-products content • Dependent on market conditions, higher zircon content can be targeted versus titanium-bearing ore, for example • Tronox benefits from having both chloride and sulfate plants
Zircon and Rutile Co-products	• High-value co-products in the mining of TiO_2 feedstock • Provide attractive co-product credits, further benefiting integrated margin profile • In effect, reducing net feedstock costs

TRONOX

5

Highly Synergistic Combination

Components of Anticipated Synergies [1]


($ millions)
Logistics
Supply Chain
Feedstock
SG&A
Operations
$5
~$100
~$160
~$200
~$230
Q4 '17E
2018E
2019E
2020E
2021E

One-time Costs to Achieve [1]


($ millions)
~$30
~$60
~$20
~$25
~$2
Q4 17E
2018E
2019E
2020E
2021E
Capex
P&L

Sources of Synergies

- Full utilization of mineral sands assets
- Optimizing value in use of our feedstock
- Sharing of best practices across complementary technologies, production facilities and production geographies
- Significant supplier overlap
- Enhanced global footprint reduces average distance to customers
- Consolidation of third party spend, overlapping functions, elimination of redundant corporate costs

Pre-tax run-rate synergies of more than $100 million by year 1 and more than $200 million by year 3 expected

(1) *Estimates at deal announcement on February 21, 2017*

TRONOX

6

     7  TiO2 Nameplate Capacity  Feedstock Balance(kMT, TiO2 units)  Sales by Region  Pro Forma SalesAnnualized($ millions)  Pro Forma Adj. EBITDAAnnualized1($ millions) and % margin  858 kMT  465 kMT  Feedstock Balance Shifts (2018E)  (kMT, TiO2 units)  220 Long  New Tronox  Tronox  180 Short    220 Long  180 Short  400 Short  1,323 kMT  Pro Forma Tronox Overview  20.3%  14.3%  20.4%  New   Note: USD in millions. Tronox figures are for Tronox TiO2 business plus Corporate minus Alkali business.Sum of 1H 2017 Pro Forma Adj. EBITDA multiplied by two and Year 1 estimated synergies of $100mm.Pro forma sales adjusted for 1H 2017 annualized elimination of sales between Tronox and Cristal of $54mm; Pro forma adjusted EBITDA reflects an additional $16mm EBITDA related to Cristal’s 50% interest in AMIC, which is not a part of the Cristal Acquisition  Synergies:  $100  $731  (2)  (2)

 8    45-63-136  42-109-186  103-146-171  134-184-0  112-48-160  Pro Forma EBITDA  Synergies  Interest  Capital Expenditures  Taxes  Free Cash Flow  Strong EBITDA growth driven by multiple levers  Sizeable and achievable synergies from Cristal merger  Leverage significant tax attributes to reduce taxes   Refinancing lowered overall cost of debt and provided additional pay down flexibility  Support requirements of business and debottleneck operations    +  _  _  _  Attractive free cash flow generation attainable in the near-term  Free Cash Flow and Deleveraging Profile

 Capital Allocation Strategy  45-63-136  42-109-186  103-146-171  134-184-0  112-48-160  Capital expenditures to support business growth and debottleneck operations    Reduce debt with target net leverage ratio range of 2.0-3.0x EBITDA    Balance strategic investment flexibility and shareholder capital return    9

 Q&A Session  www.tronox.com

 Appendix  www.tronox.com

 12  TiO2 Value Chain  45-63-136  42-109-186  103-146-171  134-184-0  112-48-160      Titanium-Bearing Mineral Sands    Zircon    Ilmenite    Synthetic Rutile    TitaniumSlag    Pig Iron    Natural Rutile    Leucoxene      Feedstock   TiO2 Pigments   Markets

Reconciliation of Non-U.S. GAAP Financial Measures

TRONOX LIMITED
(UNAUDITED)
(Millions of U.S. dollars, except share and per share data)

RECONCILIATION OF NET INCOME (LOSS)
ATTRIBUTABLE TO TRONOX LIMITED (U.S. GAAP)
TO ADJUSTED NET INCOME (LOSS) FROM CONTINUING OPERATIONS
ATTRIBUTABLE TO TRONOX LIMITED (NON-U.S. GAAP)

	Three Months Ended September 30,				Nine Months Ended September 30,			
	2017		2016		2017		2016	
Net income (loss) attributable to Tronox Limited (U.S. GAAP)	$	(247)	$	(37)	$	(285)	$	(182)
Income (loss) from discontinued operations, net of tax (U.S. GAAP)		(216)		23		(179)		55
Net income (loss) from continuing operations attributable to Tronox Limited (U.S. GAAP)	$	(31)	$	(60)	$	(106)	$	(237)
Acquisition related matters (a)		13		-		33		-
Restructuring (income) expense (b)		-		1		(1)		2
(Gain) loss on extinguishment of debt (c)		28		-		28		(4)
Adjusted net income (loss) from continuing operations attributable to Tronox Limited (non-U.S. GAAP) (d)	$	10	$	(59)	$	(46)	$	(239)
Basic and diluted net income (loss) per share from continuing operations (U.S. GAAP)	$	(0.26)	$	(0.53)	$	(0.89)	$	(2.04)
Acquisition related expense, per share		0.11		-		0.28		-
Restructuring (income) expense, per share		-		0.02		(0.02)		0.02
(Gain) loss on extinguishment of debt, per share		0.23		-		0.24		(0.04)
Diluted adjusted net income (loss) from continuing operations per share attributable to Tronox Limited (non-U.S. GAAP)	$	0.08	$	(0.51)	$	(0.39)	$	(2.06)
Weighted average shares outstanding, diluted (in thousands)		119,405		116,219		118,908		116,108

(a) Represents transaction costs associated with the Cristal Transaction which were recorded in "Selling, general and administrative expenses" in the unaudited Condensed Consolidated Statements of Operations during the three and nine months ended September 30, 2017.

(b) Represents severance costs associated with the shutdown of our sodium chlorate plant and other global restructuring efforts, which was recorded in "Restructuring expense" in the unaudited Condensed Consolidated Statements of Operations.

(c) Represents a $28 million loss which includes a $22 million loss associated with the redemption of the outstanding balance of the Senior Notes due 2020, $1 million of unamortized original debt issuance costs from the repayment of the UBS Revolver, and $5 million of debt issuance costs from the refinancing of the $1.5 billion Prior Term Loan. During 2016, the $4 million gain was associated with the repurchase of $20 million face value of our Senior Notes due 2020 and Senior Notes 2022. These amounts were recorded in "Gain (loss) on extinguishment of debt" in the unaudited Condensed Consolidated Statements of Operations.

(d) No income tax impact given full valuation allowance except for South Africa restructuring related costs of less than $1 million.

TRONOX

13

Condensed Statement of Free Cash Flows (non-U.S. GAAP)

TRONOX LIMITED
CONDENSED STATEMENT OF FREE CASH FLOWS
(UNAUDITED)
(Millions of dollars, except share and per share data)

	Three Months Ended September 30, 2017			Nine Months Ended September 30, 2017		
	TiO_2	Corporate	Consolidated	TiO_2	Corporate	Consolidated
Income (loss) from operations (U.S. GAAP)	$ 75	$ (24)	$ 51	$ 168	$ (90)	$ 78
Depreciation, depletion and amortization expense	44	1	45	132	4	136
Other	17	10	27	44	27	71
Adjusted EBITDA (non-U.S. GAAP)	$ 136	$ (13)	$ 123	$ 344	$ (59)	$ 285
Adjusted EBITDA (non-U.S. GAAP)	$ 136	$ (13)	$ 123	$ 344	$ (59)	$ 285
Interest paid, net of capitalized interest and interest income	-	(73)	(73)		(157)	(157)
Income tax provision	-	(13)	(13)		(10)	(10)
Transaction costs	-	(13)	(13)		(33)	(33)
Contributions to employee pension and postretirement plans	(9)	-	(9)	(18)	-	(18)
Deferred income taxes	-	6	6	-	8	8
Other	3	40	43	3	40	43
Changes in assets and liabilities						
(Increase) decrease in accounts receivable, net	6	-	6	(29)	-	(29)
(Increase) decrease in inventories, net	11	-	11	48	-	48
(Increase) decrease in prepaid and other assets	(2)	(4)	(6)	(12)	(4)	(16)
Increase (decrease) in accounts payable and accrued liabilities	(3)	(34)	(37)	3	(30)	(27)
Increase (decrease) in income taxes payable	-	(1)	(1)	-	-	-
Subtotal	12	(39)	(27)	10	(34)	(24)
Cash provided by (used in) operating activities, continuing operations	142	(105)	37	339	(245)	94
Capital expenditures	(22)	(1)	(23)	(61)	(2)	(63)
Free cash flow (non-U.S. GAAP)	$ 120	$ (106)	$ 14	$ 278	$ (247)	$ 31

TRONOX

14

Reconciliation of Net Income (Loss) to EBITDA and Adjusted EBITDA (non-U.S. GAAP)

TRONOX LIMITED
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA AND ADJUSTED EBITDA (NON-U.S. GAAP)
(UNAUDITED)
(Millions of U.S. dollars)

	Three Months Ended September 30, 2017	Three Months Ended September 30, 2016	Nine Months Ended September 30, 2017	Nine Months Ended September 30, 2016
Net income (loss) (U.S. GAAP)	$ (241)	$ (39)	$ (274)	$ (183)
Income (loss) from discontinued operations, net of tax (U.S. GAAP)	(216)	23	(179)	55
Net income (loss) from continuing operations (U.S. GAAP)	(25)	(62)	(95)	(238)
Interest and debt expense, net	47	46	140	138
Interest income	(3)	-	(5)	(2)
Income tax provision	13	6	10	25
Depreciation, depletion and amortization expense	45	45	136	131
EBITDA (non-U.S. GAAP)	77	35	186	54
Share-based compensation (a)	5	8	26	18
Transaction costs (b)	13	-	33	-
Restructuring (income) expense (c)	-	1	(1)	2
(Gain) loss on extinguishment of debt (d)	28	-	28	(4)
Foreign currency remeasurement (e)	(5)	14	1	32
Other items (f)	5	-	12	4
Adjusted EBITDA (non-U.S. GAAP) (g)	$ 123	$ 58	$ 285	$ 106

(a) Represents non-cash share-based compensation.

(b) Represents transaction costs associated with the Cristal Transaction which were recorded in "Selling, general and administrative expenses" in the unaudited Condensed Consolidated Statements of Operations.

(c) Represents severance and other costs associated with the shutdown of our sodium chlorate plant, and other global restructuring efforts which was recorded in "Restructuring income (expense)" in the unaudited Condensed Consolidated Statements of Operations.

(d) Represents a $28 million loss which includes a $22 million loss associated with the redemption of the outstanding balance of the Senior Notes due 2020, $1 million of unamortized original debt issuance costs from the repayment of the UBS Revolver, and $5 million of debt issuance costs from the refinancing of the $1.5 billion Prior Term Loan. During 2016, the $4 million gain was associated with the repurchase of $20 million face value of our Senior Notes due 2020 and Senior Notes 2022. These amounts were recorded in "Gain (loss) on extinguishment of debt" in the unaudited Condensed Consolidated Statements of Operations.

(e) Represents foreign currency remeasurement which is included in "Other income (expense), net" in the unaudited Condensed Consolidated Statements of Operations.

(f) Includes noncash pension and postretirement costs, severance expense, accretion expense, insurance settlement gain and other items included in "Selling, general and administrative expenses" and "Cost of goods sold" in the unaudited Condensed Consolidated Statements of Operations.

(g) No income tax impact given full valuation allowance except for South Africa related restructuring costs.

TRONOX

15

Reconciliation of Net Income (Loss) to Adjusted EBITDA (non-U.S. GAAP)  16  TRONOX LIMITED                  RECONCILIATION OF NET INCOME (LOSS) TO EBITDA AND ADJUSTED EBITDA (NON-U.S. GAAP)                  (UNAUDITED)                  (Millions of U.S. dollars)                                             The following table reconciles income (loss) from operations, the comparable measure for segment reporting under U.S. GAAP, to Adjusted EBITDA by segment for the periods presented:                                                    Three Months Ended September 30,          Nine Months Ended September 30,             2017     2016     2017     2016                             TiO2 segment     $ 75       $ 17       $ 168       $ (12)  Corporate     (24)      (17)      (90)      (45)  Income (loss) from operations (U.S. GAAP)     51       -       78       (57)                             TiO2 segment     44       44       132       127   Corporate     1       1       4       4   Depreciation, depletion and amortization expense     45       45       136       131                              TiO2 segment     17       15       44       41   Corporate     10       (2)      27       (9)  Other     27       13       71       32                              TiO2 segment     136       76       344       156   Corporate     (13)      (18)      (59)      (50)  Adjusted EBITDA (non-U.S. GAAP)     $ 123       $ 58       $ 285       $ 106